Exhibit 99.1
Doximity Announces Fourth Quarter and Fiscal Year 2026 Financial Results
Fiscal year 2026 total revenues of $644.9 million, up 13% year-over-year
Fiscal year 2026 operating cash flows of $326.5 million, up 19% year-over-year
Fiscal year 2026 free cash flow of $317.5 million, up 19% year-over-year

SAN FRANCISCO, Calif., May 13, 2026 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2026 fourth quarter and fiscal year ended March 31, 2026.
“We’re thrilled to announce that we reached a new engagement record of over 800,000 active prescribers using our workflow tools in Q4. Nearly half of those providers used our clinical AI last quarter, while our prompts per user nearly doubled from January to April alone,” said Jeff Tangney, co-founder and CEO of Doximity.
“Our new partnerships with Aledade and Photon build on that momentum, bringing our Clinical AI Suite to thousands of independent practices and enabling seamless in-workflow prescribing for the first time. I'm also thrilled to welcome Matt Sonefeldt as our new CFO and Dr. Steve Zatz as our new President, two exceptional leaders whose experience and relationships will be instrumental as we continue to scale.”
Fiscal 2026 Fourth Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended March 31, 2025.
•Revenue: Revenue of $145.4 million, versus $138.3 million, an increase of 5% year-over-year.
•Net income and non-GAAP net income: Net income of $19.1 million, versus $62.5 million, representing a margin of 13.1%, versus 45.2%. Non-GAAP net income of $49.8 million, versus $77.7 million, representing a margin of 34.2%, versus 56.2%.
•Adjusted EBITDA: Adjusted EBITDA of $65.8 million, versus $69.7 million, a decrease of 6% year-over-year, representing adjusted EBITDA margins of 45.3%, versus 50.4%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.10, versus $0.31, while non-GAAP diluted net income per share was $0.26, versus $0.38.
•Operating cash flow and free cash flow: Operating cash flow of $109.5 million, versus $98.5 million, an increase of 11% year-over-year, and free cash flow of $107.3 million, versus $97.0 million, an increase of 11% year-over-year.
Fiscal Year 2026 Financial Highlights
All comparisons, unless otherwise noted, are to the fiscal year ended March 31, 2025.
•Revenue: Revenue of $644.9 million, versus $570.4 million, an increase of 13% year-over-year.
•Net income and non-GAAP net income: Net income of $196.1 million, versus $223.2 million, representing a margin of 30.4%, versus 39.1%. Non-GAAP net income of $302.7 million, versus $286.1 million, representing a margin of 46.9%, versus 50.2%.
•Adjusted EBITDA: Adjusted EBITDA of $357.8 million, versus $313.8 million, an increase of 14%, representing adjusted EBITDA margins of 55.5%, versus 55.0%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.98, versus $1.11, while non-GAAP diluted net income per share was $1.52, versus $1.42.
•Operating cash flow and free cash flow: Operating cash flow of $326.5 million, versus $273.3 million, an increase of 19% year-over-year, and free cash flow of $317.5 million, versus $266.7 million, an increase of 19% year-over-year.

Financial Outlook
Doximity is providing guidance for its fiscal first quarter ending June 30, 2026 as follows:
•Revenue between $151 million and $152 million.
•Adjusted EBITDA between $68.5 million and $69.5 million.
Doximity is providing guidance for its fiscal year ending March 31, 2027 as follows:
•Revenue between $664 million and $676 million.
•Adjusted EBITDA between $323 million and $335 million.

Conference Call Information
Doximity posted prepared remarks on its investor relations website at https://investors.doximity.com. Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The company's network members include more than 85% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay current on medical news and research, manage their careers and on-call schedules, streamline documentation and administrative paperwork, and conduct virtual patient visits. With new AI-powered clinical reference and search capabilities, Doximity also helps doctors access trusted, peer-reviewed information and medical literature. Doximity's mission is to help doctors be more productive so they can provide better care for their patients.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2025. Additional information will be provided in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31, 2026	March 31, 2025
Assets
Current assets:
Cash and cash equivalents	$219,178	$209,614
Marketable securities	529,423	706,050
Accounts receivable, net	144,783	128,354
Prepaid expenses and other current assets	50,880	44,602
Total current assets	944,264	1,088,620
Property and equipment, net	18,080	13,656
Deferred income tax assets	31,984	60,014
Operating lease right-of-use assets	7,140	8,886
Intangible assets, net	35,325	23,072
Goodwill	84,973	67,940
Other assets	1,921	2,121
Total assets	$1,123,687	$1,264,309
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,009	$1,356
Accrued expenses and other current liabilities	42,804	38,405
Deferred revenue, current	106,050	114,285
Operating lease liabilities, current	2,110	2,211
Total current liabilities	154,973	156,257
Deferred revenue, non-current	400	280
Operating lease liabilities, non-current	8,075	10,185
Contingent earn-out consideration liability, non-current	—	5,579
Other liabilities, non-current	9,402	9,383
Total liabilities	172,850	181,684
Stockholders' Equity
Preferred stock	—	—
Common stock	183	189
Additional paid-in capital	1,001,688	894,225
Accumulated other comprehensive income	28	1,323
Retained earnings (accumulated deficit)	(51,062)	186,888
Total stockholders’ equity	950,837	1,082,625
Total liabilities and stockholders’ equity	$1,123,687	$1,264,309

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2026	2025	2026	2025
Revenue	$145,372	$138,288	$644,863	$570,399
Cost of revenue(1)	19,407	14,467	70,326	55,874
Gross profit	125,965	123,821	574,537	514,525
Operating expenses(1):
Research and development	39,106	24,803	130,702	93,038
Sales and marketing	45,910	37,611	163,648	145,713
General and administrative	16,123	12,727	65,267	45,670
Impairment charge	—	—	—	2,304
Total operating expenses	101,139	75,141	359,617	286,725
Income from operations	24,826	48,680	214,920	227,800
Other income, net	7,295	9,714	35,085	35,774
Income before income taxes	32,121	58,394	250,005	263,574
Provision for (benefit from) income taxes	13,007	(4,064)	53,954	40,389
Net income	$19,114	$62,458	$196,051	$223,185
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.10	$0.33	$1.05	$1.19
Diluted	$0.10	$0.31	$0.98	$1.11
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	184,852	188,362	187,014	186,841
Diluted	195,026	202,987	199,048	201,208
(1) Cost of revenue and operating expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2026	2025	2026	2025
Cost of revenue	$2,957	$2,628	$11,680	$11,001
Research and development	15,994	4,792	46,159	19,394
Sales and marketing	11,253	6,442	39,397	26,323
General and administrative	6,538	4,198	24,391	15,668
Total stock-based compensation expense	$36,742	$18,060	$121,627	$72,386

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2026	2025	2026	2025
Cash flows from operating activities
Net income	$19,114	$62,458	$196,051	$223,185
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,131	2,829	14,383	10,659
Deferred income taxes	32,138	(13,788)	32,138	(11,592)
Stock-based compensation, net of amounts capitalized	36,742	18,060	121,627	72,386
Non-cash lease expense	384	446	1,747	1,838
Accretion of discount on marketable securities, net	(1,130)	(2,919)	(7,581)	(11,655)
Amortization of deferred contract costs	4,207	3,423	13,478	9,967
Impairment of long-lived assets	—	—	—	2,304
Other	133	(19)	314	270
Changes in operating assets and liabilities:
Accounts receivable	11,720	9,258	(16,879)	(27,206)
Prepaid expenses and other assets	1,105	(18,489)	(8,272)	2,762
Deferred contract costs	(3,231)	(2,982)	(14,490)	(12,051)
Accounts payable, accrued expenses and other liabilities	(35,254)	(4,535)	4,268	(663)
Deferred revenue	39,969	45,295	(8,115)	15,210
Operating lease liabilities	(506)	(550)	(2,211)	(2,149)
Net cash provided by operating activities	109,522	98,487	326,458	273,265
Cash flows from investing activities
Cash paid for acquisition	—	—	(26,528)	—
Purchases of intangible assets	—	—	(62)	—
Internal-use software development costs	(2,253)	(1,507)	(8,901)	(6,525)
Purchases of marketable securities	(8,037)	(143,724)	(389,159)	(675,557)
Maturities of marketable securities	148,267	118,180	561,434	635,401
Sales of marketable securities	—	2,578	10,386	17,383
Net cash provided by (used in) investing activities	137,977	(24,473)	147,170	(29,298)
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	2,767	5,827	9,784	19,732
Proceeds from issuance of common stock in connection with the employee stock purchase plan	2,076	2,147	3,892	3,569
Taxes paid related to net share settlement of equity awards	(7,477)	(10,856)	(40,839)	(27,185)
Repurchase of common stock	(90,525)	(26,788)	(431,652)	(120,293)
Payment of contingent consideration related to a business combination	—	—	(5,249)	(5,470)
Payment of excise taxes on share repurchases	—	—	—	(1,491)
Net cash used in financing activities	(93,159)	(29,670)	(464,064)	(131,138)
Net increase in cash and cash equivalents	154,340	44,344	9,564	112,829
Cash and cash equivalents, beginning of period	64,838	165,270	209,614	96,785
Cash and cash equivalents, end of period	$219,178	$209,614	$219,178	$209,614
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$792	$19,840	$21,814	$55,654

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of acquisition and other related expenses, stock-based compensation expense, amortization of acquired intangible assets, impairment charge, legal fees associated with certain non-ordinary course legal matters including the shareholder class action litigation, and change in fair value of contingent earn-out consideration liability from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, impairment charge, legal fees associated with certain non-ordinary course legal matters including the shareholder class action litigation, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment, purchases of intangible assets, and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.

Key Business Metrics
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $500,000: The number of customers with TTM subscription revenue greater than $500,000 is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $500,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.
•Quarterly unique active providers using our workflow tools: Quarterly unique active providers1 using our Workflow Tools is a key performance indicator of our platform’s adoption and long-term growth potential among providers on our platform. We calculate the number of unique active providers by counting providers who securely login and use any of the following workflow functions on our technology platform during the quarter: placing phone calls or video calls lasting more than 10 seconds, sending voicemails, or sending secure text messages using our Dialer communications tools; sending or receiving faxes; submitting a prompt on Doximity GPT, our HIPAA‑compliant generative AI clinical research tool and writing assistant; conducting research on prescription drugs; reviewing AI responses for our PeerCheck feature; scheduling via our on-call scheduling tool, Amion; or using our HIPAA-compliant ambient note taking tool, Scribe, for a patient visit. Each provider is counted once per quarter, even if they use multiple tools or use them many times.
1 Providers are health care professionals with clinical / prescribing roles specifically Physicians (MD/DO), Nurse practitioners (NPs), Certified registered nurse anesthetist (CRNAs), Physician assistants (PAs), Pharmacists, and Medical students

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2026	2025	2026	2025
	(unaudited)
	(in thousands, except percentages)
Net income	$19,114	$62,458	$196,051	$223,185
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	1,616	—
Stock-based compensation	36,742	18,060	121,627	72,386
Depreciation and amortization	4,131	2,829	14,383	10,659
Provision for (benefit from) income taxes	13,007	(4,064)	53,954	40,389
Impairment charge	—	—	—	2,304
Change in fair value of contingent earn-out consideration liability	79	167	417	680
Legal expenses	40	—	4,853	—
Other income, net	(7,295)	(9,714)	(35,085)	(35,774)
Adjusted EBITDA	$65,818	$69,736	$357,816	$313,829

Revenue	$145,372	$138,288	$644,863	$570,399
Net income margin	13.1%	45.2%	30.4%	39.1%
Adjusted EBITDA margin	45.3%	50.4%	55.5%	55.0%

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2026	2025	2026	2025
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$109,522	$98,487	$326,458	$273,265
Purchases of intangible assets	—	—	(62)	—
Internal-use software development costs	(2,253)	(1,507)	(8,901)	(6,525)
Free cash flow	$107,269	$96,980	$317,495	$266,740
Other cash flow components:
Net cash provided by (used in) investing activities	$137,977	$(24,473)	$147,170	$(29,298)
Net cash used in financing activities	$(93,159)	$(29,670)	$(464,064)	$(131,138)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2026	2025	2026	2025
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$19,407	$14,467	$70,326	$55,874
Adjusted to exclude the following:
Stock-based compensation	(2,957)	(2,628)	(11,680)	(11,001)
Amortization of acquired intangibles	(935)	—	(935)	—
Non-GAAP cost of revenue	$15,515	$11,839	$57,711	$44,873

GAAP gross profit	$125,965	$123,821	$574,537	$514,525
Adjusted to exclude the following:
Stock-based compensation	2,957	2,628	11,680	11,001
Amortization of acquired intangibles	935	—	935	—
Non-GAAP gross profit	$129,857	$126,449	$587,152	$525,526

GAAP gross margin	86.7%	89.5%	89.1%	90.2%
Non-GAAP gross margin	89.3%	91.4%	91.1%	92.1%

GAAP research and development expense	$39,106	$24,803	$130,702	$93,038
Adjusted to exclude the following:
Stock-based compensation	(15,994)	(4,792)	(46,159)	(19,394)
Amortization of acquired intangibles	—	—	(1,558)	—
Non-GAAP research and development expense	$23,112	$20,011	$82,985	$73,644

GAAP sales and marketing expense	$45,910	$37,611	$163,648	$145,713
Adjusted to exclude the following:
Stock-based compensation	(11,253)	(6,442)	(39,397)	(26,323)
Amortization of acquired intangibles	(1,005)	(1,061)	(4,014)	(4,244)
Change in fair value of contingent earn-out consideration liability	(79)	(167)	(417)	(680)
Non-GAAP sales and marketing expense	$33,573	$29,941	$119,820	$114,466

GAAP general and administrative expense	$16,123	$12,727	$65,267	$45,670
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	(1,616)	—
Stock-based compensation	(6,538)	(4,198)	(24,391)	(15,668)
Legal expenses	(40)	—	(4,853)	—
Non-GAAP general and administrative expense	$9,545	$8,529	$34,407	$30,002

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2026	2025	2026	2025
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating expense	$101,139	$75,141	$359,617	$286,725
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	(1,616)	—
Stock-based compensation	(33,785)	(15,432)	(109,947)	(61,385)
Amortization of acquired intangibles	(1,005)	(1,061)	(5,572)	(4,244)
Change in fair value of contingent earn-out consideration liability	(79)	(167)	(417)	(680)
Legal expenses	(40)	—	(4,853)	—
Impairment charge	—	—	—	(2,304)
Non-GAAP operating expense	$66,230	$58,481	$237,212	$218,112

GAAP operating income	$24,826	$48,680	$214,920	$227,800
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	1,616	—
Stock-based compensation	36,742	18,060	121,627	72,386
Amortization of acquired intangibles	1,940	1,061	6,507	4,244
Change in fair value of contingent earn-out consideration liability	79	167	417	680
Legal expenses	40	—	4,853	—
Impairment charge	—	—	—	2,304
Non-GAAP operating income	$63,627	$67,968	$349,940	$307,414

GAAP net income	$19,114	$62,458	$196,051	$223,185
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	1,616	—
Stock-based compensation	36,742	18,060	121,627	72,386
Amortization of acquired intangibles	1,940	1,061	6,507	4,244
Change in fair value of contingent earn-out consideration liability	79	167	417	680
Legal expenses	40	—	4,853	—
Impairment charge	—	—	—	2,304
Income tax effect of non-GAAP adjustments (1)	(8,148)	(4,050)	(28,354)	(16,719)
Non-GAAP net income	$49,767	$77,696	$302,717	$286,080
Non-GAAP net income margin	34.2%	56.2%	46.9%	50.2%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	184,852	188,362	187,014	186,841
Diluted	195,026	202,987	199,048	201,208

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.27	$0.41	$1.62	$1.53
Diluted	$0.26	$0.38	$1.52	$1.42
(1) For the three months and fiscal years ended March 31, 2026 and 2025, management used an estimated annual effective non-GAAP tax rate of 21.0%.